SUPPLEMENT DATED AUGUST 22, 2006

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

OF LEGG MASON PARTNERS CORE PLUS BOND FUND, INC.

The following supplements the Prospectus and Statement of Additional Information for Legg Mason Partners Core Plus Bond Fund, Inc. (the “Fund”):

The Fund’s Board has determined to withdraw from consideration by shareholders the proposed reorganization with Legg Mason Partners Diversified Strategic Income Fund, a series of Legg Mason Partners Income Funds. The Fund will continue to operate as an open-end investment company and to follow its current investment objectives, policies and strategies.

The section of the prospectus supplement dated July 12, 2006 relating to the proposed reorganization is hereby superseded.

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